CORTLAND BANCORP

Annual Shareholder Meeting | May 2015

Forward-Looking Statement

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. Any forward-looking statement is not a guarantee of future performance and actual future results could differ materially from those contained in forward-looking information. Factors that could cause or contribute to such differences include, without limitation, risks and uncertainties detailed from time to time in the Company's filings with the Securities and Exchange Commission, including, without limitation, the risk factors disclosed in Item 1A, "Risk Factors." In the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2014.

Many of these factors are beyond the Company's ability to control or predict, and readers are cautioned not to put undue reliance on these forward-looking statements. The following list, which is not intended to be an all-encompassing list of risks and uncertainties affecting the Company, summarizes several factors that could cause the Company's results to differ materially from those anticipated or expected in these forward-looking statements:

- Conditions in the financial markets, the real estate markets and economic conditions generally.
- Enactment of new legislation and increased regulatory oversight.
- Changes in interest rates.
- Future expansions including new branch openings, acquisition of other financial institutions and new business lines or new product or service offerings.
- Increased competition with other banks, savings and loan associations, credit unions, mortgage banking, insurance companies, securities brokerage and asset management firms.
- Changes in accounting standards.

Other factors not currently anticipated may also materially and adversely affect the Company's results of operations, cash flows and financial position. There can be no assurance that future results will meet expectations. While the Company believes that the forward-looking statements in this presentation are reasonable, you should not place undue reliance on any forward-looking statement. In addition, these statements speak only as of the date made. The Company does not undertake, and expressly disclaims, any obligation to update or alter any statements whether as a result of new information, future events or otherwise, except as may be required by applicable law.

CORTLAND BANCORP

David J. Lucido – Chief Financial Officer

Corporate Profile

	December 31, 2013	December 31, 2014	March 31, 2015
Total Assets	$557 Million	$569 Million	$556 Million
Branches	12	12	12
Employees	157	160	158
Shares Outstanding	4.5 Million	4.5 Million	4.5 Million
Share Price	$10.25	$15.75	$15.30
Book Value	$10.94	$12.33	$12.62

Condensed Statements of Income

(Amounts in Thousands)

	2012	2013	2014
Interest income	$ 21,015	$ 20,060	$ 20,665
Interest expense	4,071	3,404	2,884
Net interest income	16,944	16,656	17,781
Provision for loan losses	3,020	650	1,638
Other income	4,319	2,898	4,127
Other expense	15,488	17,032	15,499
Income before taxes	2,755	1,872	4,771
Income tax (benefit) expense	(158)	88	902
Net income	$ 2,913	$ 1,784	$ 3,869
Excluding large unusual items:			
Single credit charge-off/provision	$ 1,920		$ 1,000
Security impairment		$ 1,954	
Net income	$ 4,180	$ 3,074	$ 4,529
Loan growth	9.7%	9.3%	3.9%

Balance Sheet Composition

	2012	2013	**2014**
Sources of Funds:			
Non-interest bearing	14.7%	15.9%	**16.8%**
Interest bearing	65.7%	64.7%	**62.2%**
Long-term debt and other borrowings	8.3%	8.2%	**8.6%**
Subordinated debt	1.0%	1.0%	**1.0%**
Other non-interest bearing liabilities	1.1%	1.0%	**1.5%**
Equity capital	9.2%	9.2%	**9.9%**
Total	100.0%	100.0%	**100.0%**
Uses of Funds:			
Loans	57.0%	58.9%	**60.2%**
Securities	34.8%	33.5%	**32.3%**
Interest-earning deposits and other assets	2.0%	1.9%	**1.2%**
Bank-owned life insurance	2.5%	2.7%	**3.0%**
Other non-interest earning assets	3.7%	3.0%	**3.3%**
Total	100.0%	100.0%	**100.0%**

Net Interest Margin

	2010	2011	2012	2013	2014
Investments	4.08%	3.47%	2.96%	2.56%	2.98%
Loans	6.21%	5.87%	5.42%	5.03%	4.95%
Earning assets	4.99%	4.74%	4.40%	4.08%	4.24%
Deposits	1.29%	1.00%	0.78%	0.60%	0.50%
Borrowings	3.60%	2.94%	2.79%	2.64%	2.29%
Interest bearing liabilities	1.67%	1.25%	1.03%	0.85%	0.74%
Net interest margin	3.59%	3.72%	3.58%	3.41%	3.67%
Net interest income (TE) (in Thousands)	$ 16,297	$ 17,124	$ 17,697	$ 17,395	$ 18,672

Credit Quality

(Amounts in Thousands)

	2010	2011	2012	2013	2014
Net Charge Offs	$ 441	$ 639	$ 333	$ 711	$ 200
Single nonrecurring loss			$ 1,920		
Average Loan Balances	$ 237,251	$ 260,755	$ 287,723	$ 306,411	$ 325,747
Ratio of Charge Offs to Average Loans	0.19%	0.25%	0.11%	0.23%	0.06%
Single nonrecurring loss			0.67%		
Nonaccrual loans	$ 2,611	$ 3,566	$ 2,973	$ 1,946	$ 5,557
Total Loans	$ 265,179	$ 289,096	$ 317,282	$ 346,833	$ 360,185
Nonaccrual loans to total loans	0.98%	1.23%	0.94%	0.56%	1.54%
Allowance for Loan Losses	$ 2,501	$ 3,058	$ 3,825	$ 3,764	$ 5,202
Ratio of ALLL to Total Loans	0.94%	1.06%	1.21%	1.09%	1.44%
Ratio of ALLL to Nonaccrual Loans	95.79%	85.75%	128.66%	193.42%	93.61%

Capital Adequacy


Well-Capitalized Status
Cortland
16%
14%
12%
10%
8%
6%
4%
2%
0%
5.00%
9.17%
6.00%
12.56%
10.00%
15.31%
Leverage
Tier I
Total RBC

First Quarter Results

(Amounts in Thousands)

	2014	2015
Interest income	$ 5,217	$ 5,217
Interest expense	744	648
Net Interest income	4,473	4,569
Provision for loan losses	150	160
Other income	1,051	1,055
Other expense	3,623	3,994
Income taxes	419	321
Net Income	$ 1,332	$ 1,149

Focus

- **Balance sheet management** – Net Interest Margin - low rate environment; rising rate horizon
- **Earnings** – Fee based business:

  Wealth management

  Treasury management
- **Asset Quality** – Underwriting standards – still with intent to grow loans
- **Capital** – Retain earnings to achieve BASEL III capital standards – includes cushion for stress testing

CORTLAND BANCORP

James M. Gasior – President & CEO

Cortland's Corporate Strategy

- Build a significant community business bank in Northern Ohio
- Cater to small to medium-sized companies, their owners and professionals, with diversified lending and deposit products
- Strategic Initiatives:
  - Continue to focus on growing loans
  - Grow core deposits through concentrated cross-selling and relationship management initiatives
  - Enhance capital through earnings retention
  - Diversify revenues through new product/service offerings

Diversified Loan Portfolio



Thousands
$400,000
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$-
2010
2011
2012
2013
2014
Consumer
Home Equity
CRE Owner Occupied
CRE Non-owner Occupied
Residential
Commercial

OTCQX: CLDB

Cortland Bancorp

Strong Deposit Mix


Thousands
$500,000
$400,000
$300,000
$200,000
$100,000
$-
2010
2011
2012
2013
2014
Time Deposits > $250K
Time Deposits < $250K
Savings
Money Market
Interest bearing Deposits
Non-interest bearing Deposits

OTCQX: CLDB

CORTLAND BANCORP

Shareholder Equity



Thousands
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
$52,309
$54,403
$55,245
$55,852
$57,155
2010
2011
2012
2013
2014

OTCQX: CLDB

CORTLAND BANCORP

Commitment to Shareholders

- Return of Capital to shareholders through Dividends (distributed $1.8 million in dividends over last three years).
- "DRIP" amended and restated. Designed for long-term investors to invest and build share ownership
- Additional visibility through Investor Relations program including FACT sheets, press releases and shareholder events.
- Initiatives to Revitalize the shareholder base.
- Joined the OTCQX, as a founding member. Provides members a marketplace specifically for banks to increase visibility.

Commitment to Shareholders

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OTCQX: CLDB

CORTLAND BANCORP

Investment Value

- Price 05/19/15 — $15.00
  - **52W High - $16.00**
  - **52W Low - $11.50**
- Price/Tangible Book — 119%
- Dividend Yield — 1.6%
- ROAA (1Q15) — 0.82%
- ROAE (1Q15) — 8.15%
- Market Cap — $68.6M
- Shares Outstanding — 4.53M

1 Year Stock Performance



CLDB + 37.61%
SNL US Banks Index +7.35%
SNL Micro Cap Index +9.26%

OTCQX: CLDB

CORTLAND BANCORP

Commitment to Community

- 2014 Annual Giving - $92,071
- Sponsorships including: American Cancer Society, American Heart Association, Youngstown Neighborhood Development Corporation, Second Harvest Food Bank of Mahoning Valley and United Way of Mahoning and Trumbull Counties
- Financial Literacy programs in affiliation with Junior Achievement of Mahoning Valley and educational classes with OH WOW! The Roger & Gloria Jones Children's Center for Science & Technology

Commitment to Community



ZONE
Low rates
Prompt service
CORTLAND BANKS

OTCQX: CLDB

CORTLAND BANCORP

Commitment to Community


Presented to:
Cortland Banks
Give Award
Company with the largest increase in workplace campaign.
Thank you for supporting the United Way of Trumbull County.

Cortland Banks was presented with the Give Award for the company with the largest increase in the workplace campaign by the United Way of Trumbull County.

CORTLAND BANCORP

"The Only Thing Constant is Change" – Heraclitus

- Wealth management services introduced in 2012, operating as Cortland Investment Group
- Cortland Mortgage Loan Center opened in 2013
- Fairlawn, Ohio mortgage origination office opens in March 2015
- Construction begins March 2015 for new Canfield branch location in central Mahoning County.



"The Only Thing Constant is Change" – Heraclitus

- In Branch transactions continue to decline as alternative banking solutions grow in popularity. Branch closure and branch consolidation is expected to increase.
- Identifying our next generation of customers and shareholders.
- Profits increasingly being achieved through expense reductions and generation of non-interest income as margin compression lingers.
- Banking regulation continues to evolve.
- Increase in bank M&A activity due in part to compliance and regulation costs; absence of management succession plans

Questions ???


CORTLAND BANKS
Cash out with convenience.
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OTCQX: CLDB

CORTLAND BANCORP

CORTLAND BANCORP

Net Income

*Excluding the CDO securities mandated disallowed under the "Volcker Rule", which totaled $2.0 million pre-tax and $1.3 million after tax, Cortland would have earned $3.1 million in 2013.



Net Income
*CDO Securities disallowed by the Volcker Rule
$ in (000)
5,000
4,000
3,000
2,000
1,000
-
2010
2011
2012
2013
2014
1Q15

OTCQX: CLDB

CORTLAND BANCORP